UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 11, 2009
(Date of earliest event reported)

POTLATCH CORPORATION

_______________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
601 W. First Avenue, Suite 1600, Spokane WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500
(Registrant’s telephone number,
Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On June 11, 2009, the Company issued a press release announcing the discharge of its obligations under the indenture governing the $100 million principal amount of 9-1/8% credit sensitive debentures due December 1, 2009. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits

(d)      Exhibits.

Exhibit No.	Description
99.1	Press release issued by Potlatch Corporation dated June 11, 2009:
POTLATCH DISCHARGES OBLIGATIONS ON $100 MILLION CREDIT SENSITIVE DEBENTURES

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2009

POTLATCH CORPORATION

By:	/s/ Pamela Mull
Pamela Mull
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Potlatch Corporation, dated June 11, 2009.